UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2018 (April 25, 2018)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of Avangrid, Inc. (the “Corporation”) filed with the Securities and Exchange Commission on May 1, 2018 (the “Original Form 8-K”), which, among other things, reported the appointment of Douglas Stuver to serve as Senior Vice President – Chief Financial Officer of the Corporation and Scott Tremble to serve as Senior Vice President – Controller of the Corporation. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed solely to provide the information called for by Item 5.02(c)(3) of Form 8-K that had not been determined at the time of filing of the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2018, the Board of Directors (the “Board”) of the “Corporation, upon the recommendation of the Compensation, Nominating and Corporate Governance Committee (the “Committee”), approved an increase in the maximum opportunity level under the Corporation’s annual cash bonus plan, the Executive Variable Pay Plan, for certain executive officers, including Robert D. Kump, the Chief Executive Officer of Avangrid Networks, Inc., and Sheila Duncan, the Corporation’s Senior Vice President – Human Resources & Corporate Administration. Specifically, the Board approved an increase in the maximum performance percentage for the 2018 performance year (i) from 110% of his base salary to 135% of his base salary for Mr. Kump and (ii) from 90% of her base salary to 100% of her base salary for Ms. Duncan.

The Executive Variable Pay Plan provides executive officers (including the “named executive officers” as defined in Item 402 of Regulation S-K under the Securities Act of 1933, as amended) and certain other key employees of the Corporation with the opportunity to earn annual incentive compensation through superior management performance and is intended to promote the future growth and success of the Corporation and its affiliates, and enhance the linkage between employee, customer and shareholder interests.

The Board also approved, upon recommendation by the Committee, payment of special, one-time bonus awards of $500,000 to James P. Torgerson, the Corporation’s Chief Executive Officer, and $100,000 to Mr. Kump, the Chief Executive Officer of Avangrid Networks, Inc. The special, one-time bonuses were approved, among other things, to encourage the successful implementation of the Corporation’s Forward 2020 Plan including strategic divestments, investments, and to promote the future growth of the Corporation.

Lastly, the Board, upon recommendation by the Committee, appointed Douglas Stuver as Senior Vice President – Chief Financial Officer (the Corporation’s principal financial officer) effective July 8, 2018, and Scott Tremble as Senior Vice President – Controller (the Corporation’s principal accounting officer) effective May 1, 2018.

Mr. Stuver, age 55, joined the Corporation in 2015 as managing director, finance of Avangrid Renewables, LLC, and most recently served as Vice President – Controller of Avangrid Renewables, LLC. Mr. Stuver has more than 25 years of experience in the energy industry and, prior to joining the Corporation, served as chief financial officer of PacifiCorp from 2008 to 2015. Mr. Stuver joined PacifiCorp in 2004 as managing director and division controller of its commercial and trading business unit and served as managing director and division controller of PacifiCorp Energy, a division of PacifiCorp, from 2006 until 2008. Among numerous other leadership roles in the industry, Mr. Stuver served as vice president of corporate risk management for Duke Energy Corporation and vice president of risk control and reporting at Duke Energy North America, LLC, a subsidiary of Duke Energy Corporation. Mr. Stuver graduated magna cum laude with a B.A. from University of Pittsburgh and is a Certified Public Accountant (inactive status).

On June 7, 2018, in connection with Mr. Stuver’s new role, the Board, upon recommendation of the Compensation, Nominating and Corporate Governance Committee, approved the following compensation for Mr. Stuver effective May 1, 2018: (i) an increase in his annual base salary to $325,461; (ii) an increase in his maximum performance percentage for the 2018 performance year under the Corporation’s Executive Variable Pay Plan to 80% of his base salary; and (ii) a grant of 4,060 performance stock units under the Amended and Restated Avangrid, Inc.

Omnibus Incentive Plan, which vest in 2019 to the extent that the Corporation has met the relevant performance goals related to the Corporation’s net income, operational efficiency, and share price performance and will then be paid out in the Corporation’s common shares over an additional three year period. Additionally, Mr. Stuver will continue to be eligible to participate in the Corporation’s 401(k) plan, health and welfare plans, and other benefits on the same terms as all other Corporation employees.

Mr. Tremble, age 38, joined the Corporation as chief accounting officer of Avangrid Management Company, LLC, a wholly-owned subsidiary of the Corporation, in 2015, and was responsible for oversight in the areas of consolidation, financial reporting, internal controls, technical accounting, and corporate accounting for the Corporation. From 2014 to 2015, he served as the international controller of Cole Haan LLC. Mr. Tremble started his career at PricewaterhouseCoopers in October 2002 and served various roles, including, most recently, as senior manager in the assurance practice. Mr. Tremble received his B.S. in Accountancy from Bentley University and is a Certified Public Accountant.

On June 7, 2018, in connection with Mr. Tremble’s new role, the Board, upon recommendation of the Compensation, Nominating and Corporate Governance Committee, approved the following compensation for Mr. Tremble effective May 1, 2018: (i) an increase in his annual salary to $281,356; and (ii) an increase in his maximum performance percentage for the 2018 performance year under the Corporation’s Executive Variable Pay Plan to 80% of his base salary. Additionally, Mr. Tremble will continue to be eligible to participate in the Corporation’s 401(k) plan, health and welfare plans, and other benefits on the same terms as all other Corporation employees.

Neither Mr. Stuver nor Mr. Tremble has any family relationships with any director or executive officer of the Corporation and there are no transactions between Mr. Stuver or Mr. Tremble, on the one hand, and the Corporation, on the other hand, that would be reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Secretary

Dated: June 12, 2018

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